                                                                 EXHIBIT 10.22.1

GAS TRANSACTION CONFIRMATION

1. BUYER:                  SELLER:          GAS TRANS. AG.             DATE FORM
                                            EFF. DATE:                 DELIVERED:

Cascade Natural Gas Corp.  Engage Energy Canada, ILP.

                                            October 1, 1995            Sep. 17, 1999
                                            #2350


2. DETAILS OF TRANSACTIONS:

Trans.N           Start      End         Quantity/day             Price    Qual. of           Del. Point       Del.           Rec.
        0.        Date/Time  Date/Time   (MMBtu)  (Cdn$)          Service                                      pipe           pipe
                                                  (See 3. below)           (Int, Firm or EFP)

        See Sec 3 See Sec 3              27037 MMBtu              See Sec 3 Firm              KINGSGATE        WEI            WEI


3.   SPECIAL PROVISIONS INCLUDING PRICE DETAILS (if any):

     1.   Commodity Price of Original August 17, 1994 Contract.

          Price for Nov. 1/99 - Oct. 31/00 (as per Amending Agreement dated August 31, 1999) as follows-

          a. The Gas Commodity Price to be paid for gas delivered each month during the period commencing on November 1, 1999 and expiring on October 31, 2000 shall be calculated as a percentage price determined under Subsection c below, based upon a weighted average of the following published prices (the Index Price):

               (i) the 'Rocky Mountain' designated supply source into the Northwest pipeline system, as that price is provided in the publication entitled, Inside F E R C's Gas Market Report in the table entitled, "Prices of Spot Gas
                         Delivered to Pipelines....(per MMBtu dry)", under the
                         "Northwest Pipeline Corp." entry multiplied by 26%; and

               (ii) the "Canadian Border" designated supply source into the Northwest pipeline system, as that price is provided in the publication entitled, Inside F E R C's Gas Market Report in the table entitled, Prices of
                         Spot Gas Delivered to Pipelines......(per MMBtu dry)
                         under the "Northwest Pipeline Corp" entry multiplied by 35%; and

               (iii) the AECO "C" & N.I.T. One-Month Spot price as published by the 'Canadian Gas Price Reporter' in the table entitled, Canadian Natural Gas Supply Prices under the column entitled Avg in U.S$/MMBtu multiplied by 39%.

          b. The reference publication issue to determine the Gas Commodity Price for a month shall be the first issue which is published after the first day of the month.

          c.   The percentage of the Index Price shall be 86.5%.

     2.   PRICE CONVERSION:

          i)   Nov. 1/99 - Mar. 31/00
               Price conversion transacted on August 30, 1999 for 25,000 MMBtu/Day (Firm/Fixed Obligation)
               Price = US $ < * > per MMBtu

               Volume greater than 25,001 MMBtu/Day up to 27,037 MMBtu/Day is firm delivery based on original pricing as per Section 1 above.

          ii)  Apr. 1/00 - Oct. 31/00
               Price Conversion transacted on August 30, 1999 for volumes 15,000 MMBtu/Day (Firm/Fixed Obligation)
               Price = US $ < * > per MMBtu.

               Volume greater than 15,001 MMBtu/Day up to 27,037 MMBtu/Day is firm delivery based on original pricing as per Section 1 above.

     3.   LOAD FACTOR COMMITMENT

          i)   All price conversion volumes dictate a 100% minimum load factor.

               Engage Energy Canada, L.P. 1100, 421 7th Ave. S.W.,
                         Calgary, Alberta, Canada T2P 4K9
                    Phone: (403) 297-0333 Fax: (403) 269-5909

< * > = Redacted

4. ADDRESSES, OPERATIONS AND BILLINGS AND PAYMENT INFORMATION:

Engage Energy Canada, L.P.         Cascade Natural Gas Corp. ("Customer")
1100, 421 - 7th Avenue S.W.        222 Fairview Avenue North
Calgary, Alberta                   Seattle WA 98109
Canada T2P 4K9                     U.S.A.

Marketing Representative Name:     Marketing Representative:
Jeff Thompson                      King Oberg
Phone: (403) 297-1838              Phone: (206) 624-3900
Fax:   (403) 269-6909              Fax:   (206) 624-7215
Accounting Contact:                Accounting Contact:
David Spetz
Phone: (403) 297-0386              Phone: (403)
Fax:   (403) 269-5909              Fax:   (403)
Operations Contact:                Operations Contact:
Shelley Nord
Phone: (403) 297-0381              Phone: (403)
Fax:   (403) 2694909               Fax:   (403)
Wire Transfer Acct.                Wire Transfer Acct.

5. (a) The above are the essential binding terms of the transaction in question. If a formal master physical agreement is in effect between the parties, then the above confirmation terms are subject to that agreement. In the event of any conflict between this transaction and the terms of the formal agreement the terms above prevail. If no formal agreement exists, then the parties will finalize and sign one, failing which this transaction remains binding on the parties. Upon finalizing that agreement, the above transaction will form a part of, and be subject to, that formal agreement.

ENGAGE ENERGY CANADA, L.P. ("Engage")   CASCADE NATURAL GAS CORP. ("the
                                        Customer")
Per Jeff A. Thompson                    Per King Oberg
Vice President Supply and Marketing     Vice President
BC/PNW Region

Dated: Sep. 22, 1999                    Dated: Oct. 10, 1999

September 22, 1999

                                        Fax No. (206) 624-7215

Cascade Natural Gas Corporation
222 Fairview Avenue North
Seattle, Washington
98109

Attention:        Mr. King Oberg

Dear Sir:

Re:      Gas Transaction Agreement dated October 1, 1995 and
         Amended and Restated Natural Gas Sales Agreement Dated August 17, 1994

Attached in duplicate is a letter of agreement confirming the extension of the current Kingsgate Agreement pricing methodology for the contract year November 1, 1999 - October 31, 2000.

Also attached in duplicate for your execution is a Gas Transaction Confirmation form reflecting Cascade's conversion of a portion of the Kingsgate Agreement Maximum Daily Quantity from a floating price to a fixed price.

Upon execution, we would appreciate receiving a copy of each for our files. If you have any questions please call me at (403) 297-1838.

Yours truly,

ENGAGE ENERGY CANADA, LP.



Jeff Thompson
Vice President, Supply and Marketing
British Columbia and Pacific Northwest Region

JATAW Aft.

                 Engage Energy Canada, L.P. 1100, 421 7th Ave. S.W.,
                         Calgary, Alberta, Canada T2P 4K9
                    Phone: (403) 297-0333 Fax: (403) 269-5909

August 31, 1999

                                                          Fax No. (206) 624-7215

Cascade Natural Gas Corporation
222 Fairview Avenue North
Seattle, Washington 98109

Attention:        Mr. King Oberg

Dear Sir:

Re: Amended and Restated Natural Gas Sales Agreement dated August 17, 1994 between Engage Energy Canada, L.P. ("Engage") ("Seller") and Cascade Natural Gas Corporation ("Cascade") ("Buyer") (The "Kingsgate Agreement")

Further to recent discussions, this letter shall confirm the agreement between Engage and Cascade to extend the current provisions of Section 7.8 of the above-referenced agreement for the period November 1, 1999 through October 31, 2000. For further clarification the terms are as follows:

7.8      Gas Commodity Price

a. The Gas Commodity Price to be paid for gas delivered each month during the period commencing on November 1, 1999 and expiring on October 31, 2000 shall be calculated as a percentage price determined under Subsection c below, based upon a weighted average of the following published prices (the "Index Price").

(i) the "Rocky Mountain" designated supply source into the Northwest pipeline system, as that price is provided in the publication entitled, Inside F.E.R.C.'s Gas Market Report in the table entitled, "Prices of Spot Gas Delivered to Pipelines (per MMBtu dry)", under the "Northwest Pipeline Corp." entry multiplied by 26%; and

(ii) the "Canadian Border" designated supply source into the Northwest pipeline system, as that price is provided in the publication entitled, "Inside F.E.R.C.'s Gas Market Report" in the table entitled, "Prices of Spot Gas Delivered to Pipelines (per MMBtu dry)", under the "Northwest Pipeline Corp" entry multiplied by 35%; and

(iii) the "AECO "C" & N.I.T. One-Month Spot" price as published by the "Canadian Gas Price Reporter" in the table entitled, "Canadian Natural Gas Supply Prices" under the column entitled "Avg" in U.S$/MMBtu multiplied by 39%.

                Engage Energy Canada, L.P. 1100, 421 7th Ave. S.W.,
                       Calgary, Alberta, Canada T2P 4K9
                    Phone: (403) 297-0333 Fax: (403) 269-5909

Cascade Natural Gas Corporation
August 31, 1999
Page 2

b. The reference publication issue to determine the Gas Commodity Price for a month shall be the first issue which is published after the first day of the month.

c. The percentage of the Index Price shall be determined in accordance with the following table:

                            "INDEX PRICE" PERCENTAGE TABLE

Period                 Quantity of Gas Purchased          Applicable
                           During Period                  Percentage of "Index
                                                          Price"

Nov. 1, 1999 to            All quantities purchased       86.5%
Oct. 31, 2000              during period

Engage and Cascade agree to add the following Subsection 4.3 c,

C. Notwithstanding any other provision of this Section 4.3, Buyer shall purchase from Seller at the Delivery Point, or if not purchased and taken, shall nevertheless pay for at the Gas Commodity Price specified in Section
7.10 as in effect on the last day of the period, a minimum daily quantity of gas which shall equal to 15,000 MMBtu.

Terms or phrases defined or used in the Gas Sales Agreement shall have the meaning herein unless specifically stated otherwise.

Please indicate your agreement with the foregoing by signing both copies of this letter in the space provided below. Please retain one copy for your files and return the other to Engage at your earliest convenience.

Yours truly,


ENGAGE ENERGY CANADA, L.P.
Jeff Thompson,


Vice President, Supply and Marketing
British Columbia and Pacific Northwest Region
JAT/tw
c.c. Kathy Puls

Accepted and Agreed to this 10th day of October, 1999.
CASCADE NATURAL GAS CORPORATION

King Oberg

Vice President